                                                                    EXHIBIT 99.6
================================================================================


                        CABLEVISION SYSTEMS CORPORATION

                                                 Issuer,


                                       TO



                              THE BANK OF NEW YORK

                                                 Trustee,


                           __________________________



                          SUPPLEMENTAL INDENTURE NO. 1


                          Dated as of November 1, 1995



                          ____________________________



              8-1/2% Convertible Subordinated Debentures due 2007

================================================================================

     FIRST SUPPLEMENTAL INDENTURE, dated as of November 1, 1995 (the "Supplemental Indenture") between Cablevision Systems Corporation, a Delaware corporation (herein called the "Company"), and The Bank of New York, a New York banking corporation, as trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY
                            -----------------------

     The Company has heretofore delivered to the Trustee an Indenture dated as of November 1, 1995, a form of which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as an exhibit to Amendment No. 1 to the Company's Registration Statement on Form S-3 (Registration No. 33-62313) (the "Indenture"), providing for the issuance from time to time of Subordinated Debt Securities of the Company.

     Section 301 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

     Section 901(7) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Indenture.

     The Board of Directors of the Company has duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture.

     All of the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:
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                                       2

                                 ARTICLE ONE

                       RELATION TO INDENTURE; DEFINITIONS
                       ----------------------------------

          SECTION 1.1.  Relation to Indenture.
                        ---------------------

          This Supplemental Indenture constitutes an integral part of the Indenture.

          SECTION 1.2.  Definitions.
                        -----------

          For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

          (1) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and

          (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

          "Additional Preferred Stock" has the meaning specified in Article Four of the Company's Certificate of Incorporation.

          "ASE" means the American Stock Exchange.

          "Change of Control" with respect to the Company shall be deemed to have occurred in the event that (A) any Person, or group (within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934), other than Dolan, becomes entitled to elect a majority of the Board of Directors of the Company;
(B) any Person, or group (within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934), other than Dolan, is or becomes the beneficial owner (as defined in Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder), directly or indirectly, of shares representing 50% or more of the outstanding voting power of the Company; (C) a transaction or an event occurs in connection with which 66 2/3% or more of the aggregate outstanding amount of Common Stock of the Company shall be exchanged for, converted into, acquired for or constitutes solely the right to receive, cash, securities of an entity other than the Company or any of its subsidiaries, property or other assets (whether by means of an exchange offer, tender offer, consolidation, merger (other than a holding company reorganization or a change of domicile merger), combination or similar transaction); or (D) there occurs the conveyance, sale, lease, assignment, transfer or other disposal of (but excluding any mortgage or pledge of, or other grant of a security interest in) all or substantially all of the Company's property, business or assets; provided, however, that a Change of Control will not be deemed to have occurred with respect to either of the following transactions or events (unless the Company shall have elected in the context of a
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                                       3

specific transaction or event that such transaction or event shall constitute a Change of Control): (a) any transaction or event in which more than 50% (by value as determined in good faith by the Board of Directors of the Company) of the consideration received by holders of Class A Common Stock consists of Marketable Stock, or (b) any consolidation or merger of the Company in which the holders of Common Stock immediately prior to such transaction own, directly or indirectly, (1) 50% or more of the common equity securities of the sole surviving entity (or of the ultimate parent of such sole surviving entity) outstanding at the time immediately after such consolidation or merger and (2) securities representing 50% or more of the combined voting power of the surviving entity's voting power (or the voting power of the ultimate parent of such surviving entity) outstanding at such time. If a conveyance, sale, lease, assignment, transfer or other disposal of all or substantially all of the Company's property, business or assets occurs and the consideration, including Marketable Stock, received by the Company is not subsequently distributed to the holders of Class A Common Stock, a Change of Control shall be deemed to have occurred.

          "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the Company.

          "Closing Price" means, for each Trading Day, the last reported sale price regular way on the ASE (or, if the ASE is not the principal national securities exchange on which the Class A Common Stock is listed or admitted for trading, on such other national securities exchange or, if the Class A Common Stock is not so listed or admitted for trading on the ASE or any other national securities exchange, on the NASDAQ National Market System or, if the Class A Common Stock is not quoted on the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose).

          "Dolan" means Charles F. Dolan, his spouse, his descendants or any spouse of any such descendants, and trusts for the benefit of, inter alia, him, his spouse, his descendants or any spouse of any such descendants, and any estate, testamentary trust, or executor, administrator, conservator or legal or personal representative of any of the foregoing, or any partnership, limited liability company, corporation or similar entity all of the owners of which are comprised of one or more of the foregoing.

          "Exchange Date" means the date on or after January 1, 1998 on which shares of 8-1/2% Series I Cumulative Convertible Exchangeable Preferred Stock of the Company are exchanged, in whole but not in part, for the Exchange Debentures.

          "Exchange Debentures" has the meaning set forth in Section 2.1 hereof.

          "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. In determining Fair Market Value for purposes of Section 2.4(d)(iv) hereof in the event of the Rainbow Spin-off, if the securities being distributed to the holders of Class A Common Stock in the Rainbow Spin-off are expected to be publicly traded, the determination of Fair Market Value by the Board of Directors shall be based on the expected fully distributed public market value of such securities.

          "Junior Stock" means all classes or series of Common Stock of the Company and any Capital Stock, including any series of Additional Preferred Stock hereafter created by the Board of Directors, the terms of which Capital Stock or Additional Preferred Stock do not expressly provide that it ranks senior to or on a parity with the 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock as to dividends and distributions upon liquidation, dissolution and winding-up of the Company.

          "Marketable Stock" means common equity securities of (i) any entity that is the successor to all or substantially all of the business or assets of the Company as a result of a Change of Control (or the ultimate parent of such successor) or (ii) a wholly-owned subsidiary of the Company, which in the case of either clause (i) or (ii) is (or will, upon distribution thereof, be) listed or quoted on the ASE or another national securities exchange or the NASDAQ National Market System.

          "Rainbow Spin-off" means the payment of any dividend by the Company or the making by the Company of any other distribution or the consummation of an exchange offer, or any combination of the foregoing, which results in all or a portion of the capital stock of Rainbow Programming Holdings, Inc. or any successor to the assets or equity interests thereof, or of another entity, holding only assets that were held by Rainbow Programming Holdings, Inc. immediately prior to the acquisition thereof by such entity, being held by all or any portion of the shareholders of the Company.

          "Senior Indebtedness" for purposes of the Exchange Debentures (but not any other series of Securities unless expressly made applicable thereto as may be determined under Section 301 of the Indenture), means the principal, premium, if any, interest (including post-petition interest in any proceeding under any Bankruptcy Law, whether or not such interest is an allowed claim enforceable against the debtor in a proceeding under such Bankruptcy Law), penalties, fees and other liabilities payable with respect to (i) all Debt of the Company, other than the Exchange Debentures, whether outstanding on the date hereof or thereafter created, incurred or assumed, which is (x) for money borrowed, (y) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind or (z) in respect of any Capitalized Lease Obligations and (ii) all renewals, extensions, refundings, increases or refinancings thereof, unless, in the case of clause (i) or (ii) above, the instrument under which the Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior in right of payment of the Exchange Debentures. It is expressly intended that the Company's 9 7/8% Senior
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                                       5

Subordinated Debentures due 2013, 10 3/4% Senior Subordinated Debentures due 2004, 9 7/8% Senior Subordinated Debentures due 2023 and 9 1/4% Senior Subordinated Notes due 2005 shall constitute Senior Debt. Notwithstanding anything to the contrary contained herein, Senior Indebtedness shall mean and include all amounts of Senior Indebtedness that is such by virtue of clause (i) or (ii) of the foregoing definition that are repaid by the Company and subsequently recovered from the holder of such Senior Indebtedness under any applicable Bankruptcy Laws or otherwise (other than by reasons of some wrongful conduct on the part of the holders of such Debt).

          "Trading Day" means any day on which the ASE or other applicable stock exchange or market is open for business.


                                  ARTICLE TWO

                            THE SERIES OF DEBENTURES
                            ------------------------

          SECTION 2.1.  Title of the Securities; Maturity.
                        ---------------------------------

          There shall be a series of Securities designated the "8-1/2% Convertible Subordinated Debentures due 2007" (the "Exchange Debentures"). The Exchange Debentures will mature on November 1, 2007.

          SECTION 2.2.  Limitation on Aggregate Principal Amount; Dates of
                        --------------------------------------------------
                        Exchange Debentures.
                        -------------------

          The aggregate principal amount of the Exchange Debentures shall be limited to $345,000,000.

          SECTION 2.3.  Interest and Interest Rates.
          -----------------------------------------

          The Exchange Debentures will bear interest at a rate of 8-1/2% from the Exchange Date or from the most recent Interest Payment Date to which interest has been paid or provided for, payable semiannually in cash in arrears on January 1 and July 1 of each year, commencing with the first such date after the Exchange Date (each, an "Interest Payment Date"), to the Person in whose name such Exchange Debenture is registered at the close of business on December 15 or June 15 next preceding such Interest Payment Date (each, a "Regular Record Date"). Interest will be computed on the basis of a 360-day year comprised of
twelve 30-day months and actual number of days elapsed.   The interest so
payable on any Exchange Debenture which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Exchange Debenture is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Exchange

Debenture is registered on the Special Record Date or other specified date determined in accordance with the Indenture.

          SECTION 2.4.  Conversion of Exchange Debentures.
                        ---------------------------------

          (a) Conversion Privilege and Conversion Price.
              -----------------------------------------

          Subject to and upon compliance with the provisions of this Article at any time prior to redemption or maturity thereof, at the option of the Holder thereof, any Exchange Debenture or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted, at any time prior to redemption or maturity thereof, at the principal amount thereof, or such portion thereof, into that number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Class A Common Stock obtained by dividing the principal of the Exchange Debenture or portion thereof surrendered for conversion by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. If an Exchange Debenture or portion thereof is called for redemption, such conversion right in respect of the Exchange Debenture or portion thereof so called shall expire at the close of business on the fifth Business Day preceding the Redemption Date (except with respect to deemed conversions provided for in Section 2.6(i)), unless the Company defaults in making the payment due upon redemption, in which case such right of conversion shall be reinstated.

          The price at which shares of Class A Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $67.44 per share of Class A Common Stock. The Conversion Price shall be adjusted in certain instances as provided in clause (d) below.

          (b) Exercise of Conversion Privilege.
              --------------------------------

          In order to exercise the conversion privilege, the Holder of any Exchange Debenture to be converted shall surrender such Exchange Debenture duly endorsed or assigned to the Company or in blank, at the Corporate Trust Office or at any other office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at the Corporate Trust Office or at any other office or agency of the Company maintained in that purpose pursuant to Section 1002 that the Holder elects to convert such Exchange Debenture or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Such notice shall also state the name(s), together with address(es), in which the certificate(s) for shares of Class A Common Stock shall be issued.

          Except as provided in the next sentence, Exchange Debentures surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment

Date shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Exchange Debentures being surrendered for conversion. Subject to the provisions of Section 307 relating to the payment of Defaulted Interest by the Company, the interest payment with respect to an Exchange Debenture called for redemption on a Redemption Date during the period from the fifth Business Day following any Regular Record Date next preceding any Interest Payment Date to the fifth Business Day following such Interest Payment Date shall be payable on such Interest Payment Date to the Holder of such Exchange Debenture at the close of business on such Regular Record Date notwithstanding the conversion of such Exchange Debenture after the close of business on such Regular Record Date and prior to the opening of business on such Interest Payment Date, and the Holder converting such Exchange Debenture need not include a payment of such interest payment amount upon surrender of such Exchange Debenture for conversion. In the case of any Exchange Debenture which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date, interest whose Stated Maturity is due on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Exchange Debenture (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. In the case of any Exchange Debenture which is converted on or after any Interest Payment Date, interest whose Stated Maturity is due on such Interest Payment Date shall be payable on such Interest Payment Date to the Holder of such Exchange Debenture on the Regular Record Date relating to such Interest Payment Date. Except as otherwise expressly provided in the immediately preceding sentence in the case of any Exchange Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Exchange Debenture shall not be payable.

          Except as provided herein and subject to the foregoing, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Exchange Debentures surrendered for conversion or on account of any dividends on the Class A Common Stock issued upon conversion.

          Exchange Debentures shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Exchange Debentures for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Exchange Debentures as Holders shall cease, and the Person or Persons entitled to receive the Class A Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Corporate Trust Office or at any other office or agency of the Company mentioned pursuant to Section 1002 a certificate or certificates for the number of full shares of Class A Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in clause (c) below.

          In the case of any Exchange Debenture which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Exchange Debenture or Exchange Debentures of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Exchange Debenture.

          (c)  Fractions of Shares.
               -------------------

          No fractional interest in a share of Class A Common Stock shall be issued upon the conversion of Exchange Debentures. If more than one Exchange Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Exchange Debentures (or specified portions thereof) so surrendered. Any fractional interest in a share of Class A Common Stock resulting from conversion of any Exchange Debenture (or specified portions thereof) shall be paid in cash (computed to the nearest cent) based on the Closing Price of the Class A Common Stock on the last Trading Day prior to the date on which such Exchange Debenture is surrendered for conversion in the manner set forth above.

          (d) Adjustment of Conversion Price.
              ------------------------------

          The Conversion Price shall be adjusted from time to time as follows:

          (i) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Class A Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this clause (i), the number of shares of Class A Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Class A Common Stock held in the treasury of the Company.

          (ii) In case the Company shall issue rights or warrants to all holders of its Class A Common Stock entitling them to subscribe for, purchase or acquire shares of Class A Common Stock at a price per share less than the current market price per share (determined as provided in clause (vi) of this Section) of the Class A Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock which the aggregate of the offering price of the total number of shares of Class A Common Stock so offered for subscription, purchase or acquisition would purchase at such current market price and the denominator of which shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock so offered for subscription, purchase or acquisition, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this clause (ii), the number of shares of Class A Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not issue any rights or warrants in respect of shares of Class A Common Stock held in the treasury of the Company.

          (iii) In case the outstanding shares of Class A Common Stock shall be subdivided into a greater number of shares of Class A Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding shares of Class A Common Stock shall each be combined into a smaller number of shares of Class A Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (iv) In case the Company shall, by dividend or otherwise, distribute to all holders of its Class A Common Stock (a) evidences of its indebtedness and/or (b) cash or other assets (excluding (x) any rights or warrants referred to in clause (ii) above, (y) any dividend or distribution referred to in clause
(i) above, and (z) cash dividends or distributions from earnings unless the sum of (1) all such cash dividends and distributions made within the preceding 12 months in respect of which no adjustment has been made and (2) any cash and the fair market value of other consideration paid in respect of any repurchases of Common Stock by the Company or any of its subsidiaries within the preceding 12 months in respect of which no adjustment has been made, exceeds 20% of the Company's market capitalization (being the product of the then current market price per share (determined as provided in subsection (vi) below) of the Class A Common Stock times the aggregate number of shares of Class A Common Stock and Class B Common Stock then outstanding) on the record date for such distribution), then in each case, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such distribution shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (vi) below) of the Class A Common Stock on such date of determination (or, if earlier, on the date on which the Class A Common Stock goes "ex-dividend" in respect of such distribution) less the then Fair Market Value as determined by the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee) of the portion of the other assets or evidences of indebtedness so distributed (and for which an adjustment to the Conversion Price has not previously been made pursuant to the terms of this Section 2.4) applicable to one share of Class A Common Stock, and the denominator shall be such current market price per share of the Class A Common Stock, such adjustment to become effective immediately after the opening of business on the day following such date of determination. The following transactions shall be excluded from the foregoing clauses (1) and
(2): (i) any conversion of Class B Common Stock into Class A Common Stock, (ii) repurchases of Common Stock issued under the Company's stock incentive programs, and (iii) dividends or distributions payable-in-kind in additional shares of, or warrants, rights, calls or options exercisable for or convertible into additional shares of, Junior Stock.

          (v) The reclassification of Class A Common Stock into securities including securities other than Class A Common Stock (other than any reclassification upon a consolidation or merger to which clause (k) applies) shall be deemed to involve (a) a distribution of such securities other than Class A Common Stock to all holders of Class A Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of holders of Common Stock entitled to receive such distribution" within the meaning of clause (iv) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Class A Common Stock outstanding immediately prior to such reclassification into the number of shares of Class A Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of clause (iii) of this Section).

          (vi) For the purpose of any computation under clauses (ii) or (iv) above, the current market price per share of Class A Common Stock on any day shall be deemed to be the average of the Closing Prices for the 20 consecutive Trading Days selected by the Board of Directors commencing no more than 30 Trading Days before and ending no later than the day before the day in question; provided that, in the case of clause (iv), if the period between the date of the public announcement of the dividend or distribution and the date for the determination of holders of Class A Common Stock entitled to receive such dividend or distribution (or, if earlier, the date on which the Class A Common Stock goes "ex-dividend" in respect of such dividend or distribution) shall be less than 20 Trading Days, the period shall be such lesser number of Trading Days but, in any event, not less than five Trading Days.

          (vii) No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this clause (vii)) would require an increase or decrease of a least 1% in such price; provided, however, that any adjustments which by reason of this clause (vii) are
--------  -------
not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that adjustments shall be required and made in accordance with the provisions of this Section 2.4 (other than this clause (vii)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Class A Common Stock. Anything in this clause (vii) to the contrary notwithstanding, the Company shall be entitled, at its option, to make such reductions in the Conversion Price, in addition to those required by this clause (d), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of capital stock, or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from earnings) or other event shall be a tax free distribution for federal income tax purposes. All calculations under this clause (vii) shall be made to the nearest cent.

          (e) Notice of Adjustments of Conversion Price.
              -----------------------------------------

          Whenever the Conversion Price is adjusted as herein provided, the Company shall obtain a certificate of a firm of independent public accountants setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing same, which certificate shall constitute conclusive evidence, absent manifest error, of the correctness of such adjustment. Such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Exchange Debentures pursuant to Section 1002 and shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

          (f) Notice of Certain Corporate Action.
              ----------------------------------

          In case:

          (i) the Company shall take any action that would cause an adjustment to the Conversion Price; or

          (ii) of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be filed at the Corporate Trust Office and each other office or agency maintained for the purpose of conversion of Exchange Debentures pursuant to Section 1002 and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Class A Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities, cash or other property deliverable upon such consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in subclauses
(i) through (iii) of this clause (f). If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

          (g) Company to Reserve Class A Common Stock.
              ---------------------------------------

          Upon and following the issuance of the Exchange Debentures, the Company shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, for the purpose of effecting the conversion of Exchange Debentures, the full number of shares of Class A Common Stock then issuable upon the conversion of all outstanding Exchange Debentures not theretofore converted.

          (h)  Taxes on Conversions.
               --------------------

          The Company will pay any and all documentary stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Class A Common Stock on conversion of Exchange Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that of the Holder of the Exchange Debenture or Exchange Debentures to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          (i) Covenant as to Class A Common Stock.
              -----------------------------------

          The Company covenants that all shares of Class A Common Stock which may be issued upon conversion of Exchange Debentures will, upon issue, be duly and validly issued, fully paid and non-assessable, free of all liens and charges and not subject to any preemptive right.

          (j) Cancellation of Converted Exchange Debentures.
              ---------------------------------------------

          All Exchange Debentures delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

          (k) Provisions in Case of Consolidation, Merger or Sale of Assets.
              -------------------------------------------------------------

          In case of (i) any consolidation of the Company with, or merger of the Company into, any other Person, (ii) any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Class A Common Stock) or (iii) any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each security then outstanding shall have the right thereafter, during the period such Exchange Debenture shall be convertible as specified in clause (a) above, to convert such Exchange Debenture only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Class A Common Stock into which such Exchange Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Class A Common Stock is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Class A Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this clause (k) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this clause (k) shall similarly apply to successive consolidations, mergers, sales or transfers.

          (l)  Trustee's Disclaimer.
               --------------------

          The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each conversion agent other than the Company shall have the same protection under this Section as the Trustee.

          SECTION 2.5.  Redemption.
                        ----------

          The Exchange Debentures may be redeemed at the option of the Company, in whole or in part, at any time on or after November 1, 1999, on not less than 30 nor more than 60 days' prior notice at the redemption prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest, if any, to the date of redemption, if redeemed during the 12-month period beginning on November 1 of the years indicated (subject to the right of Holders of record on relevant record dates to receive interest due on an Interest Payment Date):

           Year                     Redemption Price
          ------                   ----------------

          1999.................          102.8%
          2000.................          101.4
          2001 and thereafter..          100.0

          SECTION 2.6.  Purchase of the Exchange Debentures at the Option of
                        ----------------------------------------------------
                        the Holder.
                        ----------

          (a) Upon the occurrence of any Change of Control of the Company occurring prior to the Maturity of the Exchange Debentures, each Holder shall have the right, at such Holder's option, to require the Company to purchase, on the Change of Control Purchase Date referred to below, all or any part of such Holder's Exchange Debentures for cash at a price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to such date (the "Change of Control Purchase Price"). Notwithstanding the foregoing, a holder of Exchange Debentures will not have the option to require the Company to purchase all or any part of the Exchange Debentures if either (i) the Closing Price of the Class A Common Stock for five of the ten Trading Days immediately preceding the date of the Change of Control equals or exceeds 105% of the then prevailing Conversion Price or (ii) the consideration paid for the Class A Common Stock in a transaction constituting the Change of Control consists of cash, Marketable Stock or a combination of cash and Marketable Stock and as a result of such Change of Control, the Class A Common Stock becomes convertible into cash and/or Marketable Stock, and the aggregate fair market value per share of such consideration is at least 105% of the then prevailing Conversion Price in effect immediately before the closing of such transaction.

          (b) Within 30 Business Days after any such Change of Control, the Company shall give to the Trustee and to each Holder of the Exchange Debentures (and to beneficial owners as required by applicable law, including, without limitation, Rule 13e-4 under the Exchange Act) in the manner provided in Section 106 of the Indenture notice regarding such Change of Control setting forth the following:

          (i) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Exchange Debentures at the Change of Control Purchase Price;

          (ii) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma
                                                                       ---------
     historical income, cash flow and capitalization after giving effect to such Change of Control);

          (iii) the last date on which the Holder's right to have its Exchange Debentures purchased may be exercised (the "Expiration Date"), which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such notice;

          (iv) the Change of Control Purchase Price;

          (v) a settlement date (the "Change of Control Purchase Date") for the purchase of Exchange Debentures, which shall be within five Business Days after the Expiration Date;

          (vi) the name and address of the Trustee and of any other office or agency maintained for the purpose of the surrender of Exchange Debentures for purchase;

          (vii) the procedures that a Holder must follow in order to have its Exchange Debentures purchased, including a copy of the form of Change of Control Purchase Notice referred to in Section 2.6(c) hereof;

          (viii) that any Exchange Debenture not tendered will continue to accrue interest; and

          (ix) that, unless the Company defaults in payment of the Change of Control Purchase Price, any Exchange Debentures accepted for payment of the Change of Control Purchase Price pursuant to a Change of Control Notice (as defined in Section 2.6(d) below) shall cease to accrue interest after the Change of Control Purchase Date.

          (c) Holders electing to have Exchange Debentures purchased must deliver written notice (a "Change of Control Purchase Notice") to the Trustee or to any other office or agency maintained for such purpose, of the exercise of such right prior to the close of business on the Change of Control Purchase
Date.   The Change of Control Purchase Notice must state:

          (i) the certificate numbers of the Exchange Debentures to be delivered by the Holder thereof for purchase by the Company;

          (ii) the portion of the principal amount of Exchange Debentures to be purchased, which portion must be $1,000 or an integral multiple thereof; and

          (iii) that such Exchange Debentures are to be purchased by the Company on the Change of Control Purchase Date pursuant to the applicable provisions of the Exchange Debentures.

          (d) Upon receipt by the Trustee of any Change of Control Purchase Notice specified in Section 2.6(c) hereof, the Trustee shall furnish to the Company, in writing or by facsimile, a copy of such notice before the close of business on the next Business Day following the date of receipt of such notice from the Holder. Upon receipt by the Company of such notice, the Holder of the Exchange Debenture in respect of which such Change of Control Purchase Notice was given shall (unless such Change of Control Purchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Exchange Debenture. Such Change of Control Purchase Price shall be due and payable as of the Change of Control Purchase Date and shall be paid to such Holder promptly following the later of (x) the Change of Control Purchase Date (provided the conditions in Section 2.6(c) hereof, as applicable, have been satisfied) and (y) the date of delivery of such Exchange Debenture to the Trustee or to the office or agency referred to in Section 1002 of the Indenture by the Holder thereof in the manner required by Section 2.6(c) hereof. Exchange Debentures in respect of which a Change of Control Purchase Notice has been given by the Holder thereof may not be converted into shares of Class A Common Stock on or after the date of the delivery of such Change of Control Purchase Notice, unless such Change of Control Purchase Notice has first been validly withdrawn as specified in the following paragraph.

          Any Change of Control Purchase Notice may be withdrawn by the Holder by a written notice of withdrawal delivered to the Trustee or to any other office or agency maintained for such purpose on or prior to the close of business on the Expiration Date. Such notice of withdrawal shall state:

          (i) the principal amount of Exchange Debentures and the certificate numbers of the Exchange Debentures as to which the withdrawal notice relates; and

          (ii) the principal amount of Exchange Debentures, if any, which remains subject to the original Change of Control Purchase Notice.

          There shall be no purchase of any Exchange Debentures pursuant to this
Section 2.6 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Exchange Debentures, of the required Change of Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change of Control Purchase Price with respect to such Exchange Debentures).

          (e) Prior to the Change of Control Purchase Date but in no event more than ten days prior to such date, the Company shall deposit with the Trustee (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as paying agent, shall segregate and hold in trust as provided in Section 1003 of the Indenture) an amount of cash in immediately available funds or securities, if expressly permitted hereunder, sufficient to pay the aggregate Change of Control Purchase Price of all the Exchange Debentures or portions thereof which are to be purchased. Upon any such deposit, interest shall cease to accrue on such Exchange Debentures (or portions thereof) on and after the Change of Control Purchase Date, and the Holders thereof shall have no other rights as such (other than the right to receive the Change of Control Purchase Price, upon surrender of such Exchange Debentures).

          (f) Payment of the Change of Control Purchase Price for an Exchange Debenture for which a Change of Control Purchase Notice has been delivered and not withdrawn is conditioned upon delivery of such Exchange Debenture (together with necessary endorsements) to the Trustee or to any other office or agency maintained for such purpose, at any time (whether prior to, on or after the Change of Control Purchase Date) after delivery of such Change of Control Purchase Notice. Payment of the Change of Control Purchase Price for such Exchange Debenture will be made promptly following the later of the Change of Control Purchase Date or the time of delivery of such Exchange Debenture.

          (g) The Company shall comply with the tender offer rules under the Exchange Act which may then be applicable and, if required, will file Schedule 13E-4 or any other schedule required thereunder in connection with any offer by the Company to purchase Exchange Debentures at the option of Holders upon a Change of Control.

          (h) The Trustee shall return to the Company any cash, together with interest or dividends, if any, thereon (subject to the provisions of Section 605 of the Indenture) held by it for the payment of the Change of Control Purchase Price of the Exchange Debentures that remain unclaimed as provided in Section 1003 of the Indenture; provided, however, that to the extent that the aggregate
                       --------  -------
amount of cash deposited by the Company pursuant to Section 2.6(e) hereof exceeds the aggregate Change of Control Purchase Price of the Exchange Debentures or portions thereof to be purchased, then promptly after the Change of Control Purchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon (subject to the provision of Section 605 of the Indenture).

          (i) In connection with any redemption of Exchange Debentures, the Company may arrange for the purchase and conversion of any such Exchange Debentures by an agreement with one or more investment bankers or other purchasers to purchase such Exchange Debentures by paying to the Holders of Exchange Debentures, or to the Trustee in trust for such Holders, on or before the close of business on the day prior to the Redemption Date, an amount, in cash, not less than the redemption price payable by the Company on redemption of such Exchange Debentures, together with the amount of accrued and unpaid interest thereon to the date fixed for redemption. Notwithstanding anything to the contrary contained herein, the obligation of the Company to pay the redemption price of such Exchange Debentures, together with the amount of accrued and unpaid interest thereon to the Redemption Date, shall be satisfied and discharged to the extent such amount is so paid by such purchasers.
Pursuant to such an agreement, any such Exchange Debentures tendered by the Holder for redemption or not duly surrendered for conversion by such Holder shall be deemed acquired by such purchasers from such Holder and (notwithstanding anything to the contrary contained in Section 2.4 hereof) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the day prior to the Redemption Date, subject to payment of the above as aforesaid.

          The Trustee shall be under no obligation to ascertain the occurrence of a Change of Control or to give notice with respect thereto. The Trustee may conclusively assume, in the absence of written notice to the contrary from the Company, that no Change of Control has occurred.

          SECTION 2.7.  Place of Payment.
                        ----------------

          The Place of Payment where the Exchange Debentures may be presented or surrendered for payment, where the Exchange Debentures may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Exchange Debentures and the Indenture may be served shall be in the Borough of Manhattan, The City of New York, New York, and the office or agency maintained by the Company for such purpose shall initially be c/o The Bank of New York, 101 Barclay Street, 21st Floor, New York, New York 10286.

          SECTION 2.8.  Method of Payment.
                        -----------------

          Payment of the principal of and interest on this Exchange Debenture will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option
               --------  -------
of the Company, payments of principal and interest on the Exchange Debentures (other than payments of principal and interest due at maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Exchange Debentures.

          SECTION 2.9.  Denomination.
                        ------------

          The Exchange Debentures will be issued in denominations of $1,000 and integral multiples thereof.

          SECTION 2.10.  Currency.
                         --------

          Principal and interest on the Exchange Debentures shall be payable in Dollars.

          SECTION 2.11.  Registered Securities.
                         ---------------------

          The Exchange Debentures shall be issuable and transferable in fully registered form as Registered Securities, without coupons.

          SECTION 2.12.  Sinking Fund.
                         ------------

          The Exchange Debentures shall not be entitled to the benefits of a sinking fund.

          SECTION 2.13.  Inapplicability of Certain Covenants.
                         ------------------------------------

          Sections 1007, 1008, 1009, 1010 and 1011 shall not be applicable to the Exchange Debentures.

          SECTION 2.14.  Registrar and Paying Agent.
                         --------------------------

          The Trustee shall initially serve as Registrar and Paying Agent for the Exchange Debentures.


                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

          SECTION 3.1.  Ratification of Indenture.
                        -------------------------

          Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

          SECTION 3.2  Supplemental Indenture.
                       ----------------------

          Notwithstanding any provision to the contrary in Section 902 of the Indenture, no supplemental indenture entered into by the Company and the Trustee in accordance with Article Nine of the Indenture shall, without the consent of the Holder of each Outstanding Exchange Debenture affected thereby, adversely affect any of such Holder's rights under Section 2.6 hereof after the mailing of the notice contemplated by Section 2.6(b).

          It shall not be necessary for any Act of Holders under this Section
3.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 3.3.  Governing Law.
                        -------------

          This Supplemental Indenture and each Exchange Debenture shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended and, to the extent applicable, shall be governed by such provisions.

          SECTION 3.4.  Counterparts.
                        ------------

          This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 3.5.  Applicability of Indenture.
                        --------------------------

          The provisions of the Indenture shall not be binding upon the Company at any time unless at such time there are Securities outstanding.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.


                         CABLEVISION SYSTEMS CORPORATION



                         By:
                             ----------------------------------
                             Name:
                             Title:


[Corporate Seal]


Attest:
       ---------------------------------
       Name:
       Title:


                         THE BANK OF NEW YORK
                              Trustee


                         By:
                            -------------------------------------
                             Name:
                             Title:

[Corporate Seal]


Attest:
       ------------------------
        Name:
        Title:

STATE OF                     )
                             )  ss.:
COUNTY OF                    )



          On the    day of             , 1995, before me personally came
, to me known, who, being by me duly sworn, did depose and say that s/he resides
at                                     ; that s/he is                      of
CABLEVISION SYSTEMS CORPORATION, one of the corporations described in and which executed the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.

               (NOTARIAL SEAL)

STATE OF                     )
                             )  ss.:
COUNTY OF                    )



          On the    day of               , 1995, before me personally came
, to me known, who, being by me duly sworn, did depose and say that s/he resides
at                                 ; that s/he is                     of THE
BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.

               (NOTARIAL SEAL)